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                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated May 21, 2002, included in this Cornell Companies, Inc. 401(k) Profit Sharing Plan Annual Report on Form 11-K, for the year ended December 31, 2001, into Cornell Companies, Inc.'s previously filed Form S-8 Registration Statement (File No. 333-19127).



ARTHUR ANDERSEN LLP


Houston, Texas
May 21, 2002